                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    EXHIBIT 10.6



                             CONFIDENTIAL TREATMENT
                        PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED.



                                                           PROJECT: TOSHIBA -
                                                           *********************
                                                           *********************


                        TECHNOLOGY COOPERATION AGREEMENT


        This Technology Cooperation Agreement dated as of ***************** (this "AGREEMENT") is entered into by and between Toshiba Corporation, a corporation organized under the laws of Japan ("TOSHIBA") having its principal place of business at 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, and PDF Solutions, Inc., a corporation organized under the laws of California ("PDF") having its principal place of business at 333 West San Carlos Street, Suite 1200, San Jose, California, U.S.A..

1.      YIELD IMPROVEMENT SERVICES.

        1.1 PROVISION OF SERVICES. During the term of this Agreement, PDF will provide to Toshiba development work and services with respect to integrated circuit yield management issues. The services and the Deliverables to be delivered as a result thereof (the "PROJECT") are described in detail on a statement of work (the "STATEMENT OF WORK") attached hereto as Exhibit A. The Statement of Work shall be governed by the terms of this Agreement, and specifies:

        (a) Deliverables. The specific deliverables (the "DELIVERABLES") to be delivered under the Project and relevant milestones for delivering the Deliverables;

        (b) Team Structure. The team members from PDF and Toshiba who are to work on the Project and the expected time contributions for each such member;

        (c) Tools. The required data, tools, hardware, software, materials, access to personnel and facilities, and other materials required for

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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                effectively completing the Project;

        (d) Location. The geographic location where each component of the Project will be completed;

        (e) Fees and Expenses. The amount and structure of PDF's Fees (as defined below) payable upon delivery of the Deliverables and Expenses (as defined below).

        1.2 TOSHIBA INTELLECTUAL PROPERTY. Toshiba will provide PDF on a timely basis with such Intellectual Property (as defined in Section 3.1) and such other data and materials as PDF shall reasonably require in order to perform the Project and/or prepare the Deliverables as defined in the Statement of Work.

        1.3 DELIVERABLES. In performing the Project, PDF shall develop and/or make for Toshiba the Deliverables in accordance with any schedules set forth in the Statement of Work. The Deliverables shall meet in all material respects the description of the Deliverable (the "DELIVERABLE DESCRIPTION") set forth in the Statement of Work.

        1.4 ACCEPTANCE. Upon delivery of any Deliverable by PDF to Toshiba, Toshiba shall examine the Deliverable to determine whether it reasonably conforms to the Deliverable Description. If the Deliverable does not reasonably conform to such Deliverable Description, Toshiba shall have fifteen (15) days from the date of delivery thereof to reject such Deliverable and specify in writing why it does not reasonably conform to such Deliverable Description. Upon such rejection the parties shall work together to determine what needs to be done to bring such Deliverable up to such Deliverable Description. If the Deliverable does not meet the Deliverable Description, PDF shall exercise reasonable efforts to correct promptly such nonconformity of the Deliverable with the Deliverable Description and redeliver the Deliverable to Toshiba upon completion of such correction within one month following the parties' agreement referenced in the preceding sentence but only if there are no limitations outside of PDF's control. If there are limitations outside PDF's control, PDF and Toshiba will negotiate in good faith a time for delivery of the Deliverable. If a rejection of the Deliverable is not received by PDF within fifteen (15) days after any delivery or redelivery of a Deliverable under this Section 1.4, the Deliverable shall be deemed accepted. "ACCEPTANCE" (including with correlative meaning the term "ACCEPT") shall mean any acceptance under this
Section 1.4. Toshiba agrees to deliver a notice of Acceptance (the "NOTICE OF ACCEPTANCE") upon its decision to Accept any Deliverable hereunder within such fifteen (15) days following such delivery or redelivery.

2.      FEES AND EXPENSES.

        2.1 SERVICES FEES AND EXPENSES. Upon delivery of each of the respective Deliverables provided by PDF hereunder, Toshiba shall pay to PDF the fees specified to the extent and in the manner set forth in the Statement of Work ("FEES"), and shall reimburse PDF for its out-of-pocket expenses incurred in carrying out its obligations under this Agreement including, but not limited to, travel, hotel, meal, document production, equipment and other expenses directly related to the services performed hereunder further subject to the terms and conditions set forth in the Statement of Work ("EXPENSES"). In no event shall the Expenses for which Toshiba shall be liable hereunder exceed any limitation on Expenses specified in the Statement of Work without written agreement from Toshiba. PDF shall use reasonable and diligent efforts to deliver the Deliverables hereunder within the estimated expenses and time schedule specified in the Statement of Work.

        2.2 PAYMENTS. All payments by Toshiba hereunder shall be made by wire transfer to the bank account to be designated by PDF. If required by applicable law, Toshiba shall withhold and pay any taxes and assessments levied or imposed by any Japanese tax or other governmental body resulting from the services or the Deliverables to be provided by PDF to Toshiba and the payment to be made by Toshiba to PDF hereunder, including without limitation all personal property taxes on any of the foregoing and any taxes or amounts in lieu of any of the foregoing paid or payable by PDF, other than taxes based on PDF's net income. Toshiba shall promptly and timely effect the payment of any such taxes so withheld to the appropriate tax or other governmental authorities. Upon payment of such taxes so withheld, Toshiba shall, as promptly as possible, send to PDF an official tax receipt, tax payment certificate or other evidence issued by the applicable tax or governmental authorities. The parties acknowledge that PDF shall be obligated to pay any such tax at the reduced withholding income tax rate rather than the ordinary rate by filing "Application Form for Income Tax Convention between the United States and Japan" with the Japanese tax authorities. If applicable, Toshiba shall send PDF the application form immediately after the execution of this Agreement for PDF's signature and PDF shall promptly sign it and return it to Toshiba so that Toshiba may file it with the applicable Japanese tax authorities on behalf of PDF.

3.      OWNERSHIP.

        3.1 SOLELY DEVELOPED INTELLECTUAL PROPERTY. Each party shall solely own any Intellectual Property solely developed by such party or the employee(s) of such party, whether before, during or after the term of this Agreement. For the purposes of this Agreement, "INTELLECTUAL PROPERTY" shall mean the Confidential Information (as defined in Section 6), patent and patent applications, copyrights, trade secrets, know how, rights of authorship, and any other intellectual property rights recognized by the law of any country or jurisdiction of the world.

        3.2 JOINTLY DEVELOPED INTELLECTUAL PROPERTY. Any Intellectual Property jointly developed by the employees of both parties in connection with or as a result of the services provided by PDF hereunder shall be jointly-owned by PDF and Toshiba; provided, however, that any such Intellectual Property so jointly developed by PDF and Toshiba which consists of, effects or results in any improvement, enhancement or derivative work of PDF's software and methodologies including problem solving processes and practices shall be solely owned by PDF but subject to the license provided in Section 3.4; provided, further, that any such Intellectual Property so jointly developed by PDF and Toshiba in the manner embodied in Toshiba's product designs, products,

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


fabrication facilities or fabrication processes shall be owned solely by Toshiba. Each party shall have the right to use, exercise, disclose and license to third parties such jointly developed Intellectual Property that is not solely owned by the other party without accounting to or the consent of the other party.

        3.3 TOSHIBA LICENSE. Toshiba hereby grants to PDF a ****, ************* license to use and practice the Intellectual Property provided by Toshiba hereunder, in order for PDF to perform the Project and develop or prepare the Deliverables solely during the term of this Agreement.

        3.4 PDF LICENSE. PDF shall grant to Toshiba and its Subsidiaries ******** ****************************************** license to use, have used for Toshiba and/or its Subsidiaries ("HAVE-USED RIGHTS"), copy for internal use, modify and/or enhance the Deliverables as set forth in the Statement of Work and any PDF-owned methodologies or practices that Toshiba shall observe in the ordinary course of the provision of services by PDF under this Agreement (collectively, the "LICENSED PROPERTY") which license, sublicense, have-used rights or other rights shall only be for any purpose in connection with sales, development, manufacture, fabrication, and/or use of products of Toshiba and/or its Subsidiaries, but only to the extent PDF has the right to grant such license; provided that such have-used rights with respect to any Specified Deliverable (as defined in Paragraph (a) of the Statement of Work) shall only be permitted (a) if the have-used rights are solely for the purpose of establishing Toshiba's Products on the applicable process at the fabrication facility of the partner of Toshiba which is granted such have-used rights and for no other purpose or use, and (b) once the Product on the applicable process is established at such partner's fabrication facility, such partner must return or destroy all copies of the Deliverables and have an appropriate officer of such partner certify that all copies of such Specified Deliverable have been returned or destroyed; provided, further, that such license shall not extend to any software or tools used by PDF in connection with or during the course of such services or to any software manuals or documents relating to such software or tools; provided, further, that Toshiba shall be bound by and shall cause its Subsidiaries, sublicensees or have-used or other partners to be bound by the confidentiality obligations contained in Section 6; provided, further, that Toshiba shall not disclose, license, sublicense or make available on a have-used basis any such Licensed Property to any third party other than as a part of the third party's sale, development, manufacturing, fabrication and/or use of semiconductor products in connection with Toshiba technology or Toshiba products. Toshiba understands that PDF will not disclose to Toshiba certain proprietary methods or trade secrets in connection with the services to be rendered by PDF hereunder. To this end, PDF retains the right to take industry standard measures to keep such proprietary methods or trade secrets from Toshiba.

        3.5 NO OTHER OWNERSHIP. Except as otherwise set forth in this Section 3, neither this Agreement nor performance of the Project shall give either PDF or Toshiba any ownership, interest in or rights to the Intellectual Property owned or provided by the other party.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        3.6 DEFINITION OF SUBSIDIARY. For the purpose of this Agreement and the Statement of Work, the term "SUBSIDIARY" of any party shall mean any corporation or other entity more than fifty percent (50%) of the Voting Stock of which is beneficially owned or controlled, directly or indirectly, by such party; provided that such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists. "VOTING STOCK" of any entity shall mean any stock or other equity interest entitled to vote for the election of directors or any equivalent governing body of such entity. Notwithstanding the above, ******************** ****************************
shall be deemed a Subsidiary of Toshiba under this Agreement for so long as Toshiba continues to hold **************** of the voting stock of
*******************.

4.      TERM AND TERMINATION.

        4.1 COMMENCEMENT. This Agreement shall commence as of the date first set forth above and shall continue in force until completion of the Project, unless sooner terminated as provided in this Section 4.

        4.2 TERMINATION.

            (a) If either party defaults in the performance of any material obligation hereunder the non-defaulting party may give the defaulting party written notice of such default within twenty (20) days following the non-defaulting party's discovery of such default. If the defaulting party fails to cure such default within forty-five (45) days (or such other time period as the parties shall mutually agree) after the defaulting party's receipt of such notice of default, then the non-defaulting party, at its option, may, terminate this Agreement by giving the defaulting party written notice of termination of this Agreement within ten days following the end of such 45 day period. If such notice of default or notice of termination is not given within such period, then the default shall no longer constitute cause for termination of this Agreement.

            (b) Either party may terminate this Agreement effective upon written notice to the other party in the event the other party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, or assignment for the benefit creditors, if that petition or proceeding is not dismissed within sixty (60) days after filing. Such written notice of termination must be delivered no later than ten (10) days following the expiration of such 60-day period. If such notice of termination is not given within such 10-day period, then the default shall no longer constitute cause for termination of this Agreement.

            (c) Either party may terminate this Agreement effective upon written notice to the other party in the event that the other party is merged with or into, or all or substantially all or the other party's assets are sold to, a third party corporation or other entity, unless such acquiring corporation or entity expressly agrees to assume the other party's obligations under this Agreement. Such written notice of termination must be delivered no later than ten (10) days following the consummation of such transaction. If

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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


such notice of termination is not given within such 10-day period, then the default shall no longer constitute cause for termination of this Agreement.

            (d) Toshiba shall be entitled to terminate this Agreement upon forty-five (45) days prior written notice if (i) Toshiba reasonably rejects the Deliverables due to their material nonconformity with the Deliverable Description set forth in the Statement of Work (and clearly and properly specifies the reason for such nonconformity), the Acceptance procedure set forth in Section 1.4 shall have been exhausted without an Acceptance, and PDF does not reasonably cure such material nonconformity within forty-five (45) days following the final written rejection of such Deliverable, or (ii) Toshiba reasonably and in good faith judges that the expected progress for the services to be performed by PDF necessary to deliver the Deliverables hereunder cannot be achieved within the mutually agreed time frame, and within ten (10) days following such notice PDF cannot reasonably establish that such progress can be achieved. This Agreement may then be terminated by a written notice of termination delivered within ten (10) days following the applicable foregoing forty-five (45) day period. If such written notice of termination is not given within such 10-day period, then the default under this Section 4.2(d) shall no longer constitute cause for termination of this Agreement.

        4.3 TERMINATION OF RIGHTS. Upon expiration or termination of this Agreement, all rights and licenses granted and all obligations undertaken hereunder shall forthwith terminate except the following:

            (a) Any and all licenses granted by PDF to Toshiba and its Subsidiaries under this Agreement as to previously delivered, Accepted and paid for Deliverables shall survive the expiration or termination of this Agreement unless this Agreement is terminated by PDF in accordance with the provisions of
Section 4.2(a), (b) or (c) in which case none of such licenses shall survive and all copies of such Deliverables shall be returned to PDF.

            (b) If Toshiba terminates this Agreement for the reason as stated in
Section 4.2, Toshiba shall pay to PDF, within thirty (30) days after the date of termination, (i) the actual amount of unreimbursed Expenses incurred by PDF through the date of termination by Toshiba, (ii) the amount of the Deliverables Fees with respect to Deliverables delivered or otherwise accrued, and unpaid through the date of termination, (iii) the Incentive Fee if the Incentive Fee remains unpaid; provided that payment of such Fees and Expenses shall be subject to the provisions of Section 2.

            (c) If Toshiba terminates this Agreement for the reason specified in
Section 4.2, Toshiba shall pay to PDF:

                  (i) the amount of any unpaid Product Fees accrued prior to the date of termination; and

                  (ii) the amount of any future Product Fees in accordance with Paragraph (e)(iii) of the Statement of Work with respect to any Product that incorporates

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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


any Deliverable delivered by PDF to Toshiba which Product Fees shall be payable through the term of payment specified in such Paragraph (e)(iii); provided that Product Fees to be accrued and paid following a date of termination shall terminate only if the basis for termination of this Agreement shall be (A) an involuntary bankruptcy under Section 4.2(b) or (B) the material default under PDF's confidentiality obligations under Section 6 of this Agreement;

provided that payment of such Product Fees under this Section 4.3(c) shall be subject to the provisions of Section 2.

                  (d) The provisions of Sections 2 (including by reference Toshiba's obligations to pay Fees and Expenses set forth in the Statement of Work but subject to Section 4.3(b) and (c)), 3.1, 3.2, 3.4 (with respect to Deliverables delivered by PDF to Toshiba and Accepted and paid for by Toshiba), 4, 6, 7, 8.4, 8.7 and 8.8 shall survive any expiration or termination of this Agreement.

5. INDEPENDENT CONTRACTORS. The relationship of PDF and Toshiba established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

6. CONFIDENTIALITY. Except as otherwise provided herein, each party agrees, at all times during the term of this Agreement and for 5 years after receipt of Confidential Information, to hold in strictest confidence (and to cause its Subsidiaries to hold in strictest confidence), and not to use, except for the purposes contemplated herein, or to disclose to any person, firm or corporation without written authorization of the other party, any Confidential Information of the disclosing party. As used in this Agreement, "CONFIDENTIAL INFORMATION" means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, yield data or other information disclosed by one party to the other, which is marked as "Confidential," and/or orally or in other tangible form identified as confidential at the time of disclosure and confirmed as Confidential Information in writing within thirty (30) days of its initial disclosure, provided that any methodologies, practices or procedures used by PDF and observed by Toshiba shall constitute "Confidential Information" within the meaning of this Agreement without any such notification. Confidential Information does not include any of the foregoing items which have become publicly known and made generally available through no wrongful act of the receiving party, or which is already known by the receiving party as evidenced by the receiving party's files immediately prior to such disclosure, or which the receiving party proves was independently developed, prior to the receiving party's receipt of such Confidential Information, by employees or other representatives of such receiving party who have not had access to such information or the ideas or theories underlying such Confidential Information. Except as otherwise agreed by both parties, PDF shall return to

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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


Toshiba all Confidential Information of Toshiba owned by Toshiba and not licensed to PDF or jointly owned by PDF and Toshiba and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement. Except as otherwise agreed by both parties, Toshiba shall return to PDF all Confidential Information of PDF owned by PDF and not licensed to Toshiba or jointly owned by PDF and Toshiba and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement.

7. WARRANTY. PDF warrants to Toshiba that PDF's Intellectual Property utilized by PDF in performing the Project does not infringe any patent, copyright, trade secret, and any other proprietary rights of any third party. EXCEPT FOR THE FOREGOING, NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY OR REPRESENTATION AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF. NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF PDF WITH RESPECT TO THE OUTCOME OF A PROJECT OR ANY ACTIONS TAKEN BY TOSHIBA AS A CONSEQUENCE OF PDF'S RECOMMENDATIONS.

8.      MISCELLANEOUS.

        8.1 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Statement of Work may be amended or waived only with the written consent by the representatives of the parties.

        8.2 SOLE AGREEMENT. This Agreement and the Statement of Work constitute the sole agreement of the parties and supersede all oral negotiations and prior writings with respect to the subject matter hereof.

        8.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by an internationally-recognized delivery service (such as Federal Express or DHL), or after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth above or as subsequently modified by written notice.

        8.4 CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

        8.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its other terms.

        8.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

        8.7 ARBITRATION. The parties shall attempt in good faith to resolve any dispute arising under this Agreement. If the parties are unable to resolve dispute within a reasonable period then the dispute shall be finally settled by binding arbitration (a) if brought by Toshiba, in San Jose, California, in accordance with the Commercial Rules of the American Arbitration Association and, (b) if brought by PDF, in Tokyo, Japan in accordance with the rules of the International Chamber of Commerce. In either case such arbitration shall be conducted by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision.

        8.8 EXPORT CONTROL. Neither party shall, directly or indirectly export or re-export any technical data or information or data received from the other party hereunder or the direct products thereof to any destination prohibited or restricted by export control regulations of Japan and the United States, including U.S. Export Administration Regulations, without proper authorization from the appropriate governmental authorities. In addition, the parties agree that no technology furnished to the other will be used for any purpose to develop and/or manufacture nuclear, chemical or biological weapons and/or missiles.

        8.9 NON-SOLICITATION. Toshiba shall not solicit or influence or attempt to influence any person employed by PDF to terminate or otherwise cease his or her employment with PDF or become an employee of Toshiba or any competitor of PDF. A company's status as a competitor of PDF shall be determined by PDF in its sole discretion.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


PDF SOLUTIONS, INC.                            TOSHIBA CORPORATION


By: /s/ P. Steven Melman                       By: /s/ Koichi Suzuki
   -------------------------------                 ----------------------------
        P. Steven Melman                               Koichi Suzuki, VP

Title: Chief Financial Officer                 Title:  Group Executive
       ---------------------------                     ------------------------
                                                       Semiconductor Group

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                                STATEMENT OF WORK


                               *******************
                                       ***
                ************************************************

        This Statement of Work is made between PDF Solutions, Inc. ("PDF") and Toshiba Corporation ("TOSHIBA") pursuant to and attached as an exhibit to that certain Technology Cooperation Agreement dated as of **************** (the "AGREEMENT") between PDF and Toshiba. All terms and conditions contained in this Statement of Work are subject to the terms and conditions set forth in the Agreement. The date of commencement of services under this Agreement was **************** (the "ENGAGEMENT COMMENCEMENT DATE").

        (a)     DELIVERABLES

        PDF will provide Toshiba with development work and other consulting services to assist Toshiba in (a) **************************** of Toshiba's ************* processes referred to as **************** (and derivatives thereof) for use with the specific ************* ("***********") or any other device that Toshiba selects to use to verify the **************** and **************** Processes (a "****************"), (b) effecting the transfer of the ************** and ************ **************** from Toshiba's *****
facility to its **************** facility, and (c) improving the ************* ***** of ****** manufactured utilizing the **************** (the "****************"), ****** manufactured utilizing the **************** (the
"****************"), and any other devices manufactured utilizing the **************** or the **************** such as **************** manufactured utilizing the **************** (the "****************"), ****************
manufactured utilizing the **************** (the "****************"),
**************** manufactured utilizing the **************** (the
"****************"), ****************manufactured utilizing the ****************
(the "****************"). The ****************, the ****************, the
****************, the ****************, the ****************, the
****************, and each other Toshiba product manufactured utilizing the **************** and the **************** are each individually referred to as a "PRODUCT" and are collectively referred to as the "PRODUCTS". The parties acknowledge and agree that a device (such as ****************) manufactured on **************** is a different product than such device (****************, respectively) manufactured on the ****************. During the engagement Toshiba engineers will be invited to be part of the team and work at the direction of the PDF engineers in conducting the data gathering and analyses necessary to carry out PDF's holistic yield improvement methodology.

        In order to ensure that the work of the team will result in actions and subsequent measurable improvements in *******************, the team will report its recommendations directly to a management steering committee consisting of the set of Toshiba managers who are necessary to make all decisions regarding the Product (the "TOSHIBA MANAGEMENT GROUP").



                                     SOW-1

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        In providing the Services to Toshiba, PDF, working with Toshiba engineers, will recommend specific actions to be taken to improve ************* ***** of each Product. Where determined by PDF to be necessary, PDF will present a business case stating the expected size of the potential yield improvements, the likely cost of making the improvements and the relative likelihood of success.

        The objective of the Project and the result of the activities above will be to deliver the following Deliverables:

                                  DELIVERABLES
                                  DELIVERABLES

                                                                                                   Anticipated
   No.      Description                                                       Payment             Delivery Date
   ---      -----------                                                       -------             -------------
    1.      Detailed Project Plan and Schedule.                              $********           ****************

    2.      *************************************************                $********           ****************
            ********.

    3.      *************************************************                $********           ****************
            *************************************************

    4.      ***************************************.                         $********           ****************

    5.      *************************************************               $********           ****************
            *****************************

    6.      ****************************************.                        $********           ****************

    7.      ******************************************************           $********           ****************
            ********************************.

    8.      ********************************************************         $********           ****************
            ***********************************



                                     SOW-2
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


            ************************************************************ in
            **********************************************************
            ********************

    9.      ********************************************************             $********           ****************
            ********************************************************
            ****************************************************
            ************************************************
            ********************

        For the purpose of this Agreement, "SPECIFIED DELIVERABLES" (for example, as used in Section 3.4 of the Agreement) shall mean Deliverable Numbers 2, 3, 4, 5, 6 and 7.

        The parties acknowledge that the Analysis Software comprising a part of the Deliverables requires the use of pdFab, pdEx and/or other PDF software products that PDF separately sells or licenses (the "UNDERLYING SOFTWARE"). This Analysis Software consists solely of the specifically and custom designed Analysis Software applicable to Toshiba, and specifically excludes any of the Underlying Software. Any licensee , sublicensee or other user of the Analysis Software must have appropriate licenses to use such Underlying Software. No license, sublicense or other right to use or other right in any Underlying Software is granted under this Agreement and Statement of Work.

               PDF will present the findings to the Toshiba Management Group during pre-arranged review meetings. The purpose of these review meetings will be for the Toshiba Management Group to review recommendations, seek clarifications where necessary and decide which yield improvement actions to take.

        Within ******** following the delivery of any Deliverable listed above, Toshiba will deliver to PDF such test data and other data and materials as shall be reasonably necessary to enable PDF to prepare and deliver the next Deliverable (the "TOSHIBA DELIVERABLES").

        (b)     TEAM STRUCTURE

        The team is structured to divide the decision-making, project leadership and analysis management between three bodies in the form of "TEAM STRUCTURE" in the form attached to this Statement of Work as Exhibit C.



                                     SOW-3
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        Toshiba will establish a Steering Committee (the "STEERING COMMITTEE") which will consist of (a) *************** and any other Toshiba manager who is necessary in order for yield improvement decisions to be made, and (b) ***************** or another senior executive of PDF. Toshiba and PDF will make all such personnel available for performance under the Agreement and this Statement of Work. The Steering Committee will be limited to four representatives of Toshiba and one representative of PDF in order to allow decisions to be reached in a timely fashion but will have sufficient authority to make the relevant decisions. The Steering Committee is responsible for giving the team its charter, deciding which yield improvement actions to take and who in the Toshiba organization will be responsible for carrying out the improvement.

        Project leadership responsibility will be shared by ******** (the "TOSHIBA PROJECT LEADER"), on behalf of Toshiba, and ************* (the "PDF PROJECT LEADER"), on behalf of PDF. The Toshiba Project Leader and the PDF Project Manager will consult with ************ of PDF as they together shall deem necessary and appropriate. Their primary responsibility will be to ensure that the team is making good progress toward delivery of the work chartered by the Steering Committee. In order to maximize the likelihood that the team is making good progress, the Toshiba Project Leader and the PDF Project Leader will monitor the team's work on a weekly basis and help reduce any organizational obstacles which may impede the team's progress.

        The day-to-day analyses will be conducted by a ********************Team ******** of engineers from Toshiba and PDF. A PDF Engagement Manager will manage the activities of the ****. The PDF Engagement Manager will be responsible for directing all team members in their analyses as well as aggregating and synthesizing the results of all the analyses conducted by the entire team. The PDF Engagement Manager will be available for all communications at reasonable times with the project leaders. In addition, the PDF Engagement Manager will be the principal point of contact for any questions that Toshiba personnel not on the **** may have during the course of the engagement.

        In addition to the PDF Engagement Manager, PDF will make a total of ************** available to this engagement. PDF may staff additional engineers during critical points during the term of this Agreement.

        Also, ************** Toshiba engineers will be asked to participate actively with the ****. Toshiba team members should be assigned to one of the Subgroups and be skilled at one of the principal analytical streams of the PDF yield improvement methodology. They will be placed on the Team and Subgroups after approval by PDF for the purpose of gathering data and conducting analyses to improve yield on the Product. The Toshiba team members will work at the direction of a PDF engineer responsible for one of the Subgroups and principal analytical streams of the engagement.

        (c)     TOOLS

        Toshiba will provide PDF with office space and other typical business resources reasonably requested from time to time by PDF. In particular, Toshiba will provide PDF with secure office space large enough to accommodate up to ** PDF personnel in addition to Toshiba engineers assigned to work on the ****. Toshiba will provide PDF with office equipment reasonably requested by PDF from time to time including **** international access Facsimile machine and line and a photo copier. Toshiba will provide PDF with 24-hour access to the team office so work can continue at night and on weekends.



                                     SOW-4
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
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                        ASTERISKS DENOTE SUCH OMISSIONS.


*************************************************************************

        Toshiba will provide PDF with computing resources that PDF reasonably deems necessary to *************************************. The details of such request will be sent in a separate document to the Toshiba Project Leader but in general, Toshiba will provide **** engineering workstations connected to both the Toshiba network and the Internet. Toshiba will also provide such other accessories as PDF shall reasonably request including a removable data storage device, such as a tape drive, and a printer.

        (d)     LOCATION

        The Project will be conducted by Toshiba's and PDF's personnel at Toshiba's ****** ******** in *************** and Toshiba's *******************
in ************, and by PDF's personnel at PDF's facilities. In certain cases, PDF may require Toshiba engineers to work at the PDF facility in San Jose, California. PDF engineers may also work in ******** and ******** factory when the engagement manager believes this is necessary to achieve progress. If Toshiba shall provide PDF employees with an English version of the employee rules and regulations in force at the Toshiba facilities, then PDF employees shall comply with such rules and regulations in all material respects in an equivalent manner as other Toshiba employees generally. Any failure to comply with such rules and regulations shall not constitute a default of a material obligation constituting a basis for termination of this Agreement unless (A) Toshiba has repeatedly given notices of such failure to PDF and PDF has repeatedly failed to remedy such noncompliance as specified in such notices, (B) Toshiba shall notify PDF in writing that failure to cure such repeated non compliance within ******** shall constitute a basis for termination of the Agreement and PDF shall fail to remedy such non compliance, and (C) Toshiba gives final notice of termination within ************** following such ******** period. PDF shall take all reasonable steps necessary to ensure that all employees resident at or visiting a Toshiba facility shall treat as confidential in accordance with Section 6 all material information of a proprietary nature observed by or disclosed to such employee, and shall comply in all material respects with the all export control obligations contained in Section 8.8.

        (e)     FEES AND EXPENSES.

        Toshiba will pay PDF Fees consisting of three components: (1) the Deliverables Fees, (2) the Incentive Fee and (3) the Product Fees, each as defined below:

                  (i) DELIVERABLES FEES. Toshiba will pay PDF a fixed fee upon delivery of each of the Deliverables equal to the "Payment" with respect to each such Deliverable specified under (a) above (the "DELIVERABLES FEES"). Toshiba acknowledges that PDF delivered Deliverable No. 1 to Toshiba on ************* and hereby Accepts Deliverable No. 1. Upon Acceptance by Toshiba of each other Deliverable, PDF will submit to Toshiba an invoice specifying the



                                     SOW-5
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
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                        ASTERISKS DENOTE SUCH OMISSIONS.


Deliverable delivered and the Deliverable Fee due. Toshiba shall pay the Deliverable Fees within ***** days following the date of the invoice. Payment shall be made in accordance with the provisions of Section 2.2 of the Agreement. If Toshiba shall fail to deliver a Toshiba Deliverable with respect to a PDF Deliverable within the time period specified in the last paragraph of Paragraph
(a) of this Statement of Work and as a result, the delivery of the Deliverable by PDF is delayed by more than six weeks after the "Anticipated Delivery Date" referenced in the table in Paragraph (a) of this Statement of Work above, then the parties hereby agree that such Deliverable shall be deemed to have been delivered by PDF upon PDF's delivery of such Deliverable to the extent developed through such date, Toshiba shall be obligated to deliver the respective Deliverable Fee, and upon payment of such Deliverable Fee and delivery of the applicable Toshiba Deliverable, PDF shall complete delivery of the Deliverable; provided that if Toshiba shall wish to modify or alter the Toshiba Deliverable, then the parties shall work together in good faith to mutually agree upon a substitute Toshiba Deliverable in which case, if appropriate, the Deliverable specifications, the Deliverable Fees, time for delivery of Deliverables and due date for completion of Deliverables necessary to satisfy the requirements to receive the Incentive Fee, and the Product Fees applicable to such altered Deliverables shall be appropriately adjusted as well.

                  (ii) INCENTIVE FEE. PDF shall deliver to Toshiba an analysis report and shall work with Toshiba with the objective of enabling Toshiba to achieve an average yield of ***** shippable die per wafer (based on a die size of ***** square millimeters or smaller), over all lots (excluding lots deemed adversely affected by material operational errors such as equipment malfunctions, misprocessing (such as operating the recipe not in accordance with the specifications) and other similar reasons) of the ************** meeting the Functional Tests and Specifications (as defined below) for which production is completed during any two-week period of Mass Production commencing on or prior to ************* (the last date that two weeks of Mass Production can be completed to achieve the Incentive Fee is referred to as the "INCENTIVE FEE DATE"). Such average number of shippable die per wafer referenced in the preceding sentence, as adjusted pursuant to the last sentence of this Paragraph
(e)(ii), shall be referred to as the (the "INCENTIVE TARGET YIELD"). Upon Toshiba achieving the Incentive Target Yield on or prior to the Incentive Fee Date as described above, Toshiba shall be obligated to pay PDF an incentive fee equal to ******** (the "INCENTIVE FEE"); provided, however, that the Incentive Target Yield shall not be considered achieved and Toshiba shall have no obligation to pay the Incentive Fee unless Toshiba shall have achieved (in the manner provided above) the Incentive Target Yield on or prior to the Incentive Fee Date. In the event the Functional Tests and Specifications for the *************** change then the Incentive Target Yield will be appropriately adjusted to account for the change in specifications.

        Upon commencement of Mass Production of the **************** Toshiba will provide PDF with regular, ongoing data as to the yield on the wafers for such Product to enable PDF to assess the average yield on the wafers for such Product for any two-week period commencing on or prior to ***************** and will provide PDF with such average yield every two-weeks. Upon achievement of the Incentive Target Yield, Toshiba will notify PDF and PDF will submit to Toshiba an invoice for the Incentive Fee. Toshiba shall pay the Incentive Fee within thirty (30) days following the date of the invoice. Payment shall be made in accordance with the provisions of Section 2.2 of the Agreement.



                                     SOW-6
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        PDF's failure to deliver the materials necessary to enable Toshiba to achieve the Incentive Target Yield referenced above on or prior to the Incentive Fee Date shall not constitute a basis for termination of the Agreement under
Section 4 of the Agreement.

                  (iii) PRODUCT FEES. Toshiba will pay PDF a separate Quarterly fee with respect to each separate Product (as defined in the first paragraph in Paragraph (a) of this Statement of Work above) manufactured ** **** ******* *** **** ***** ************ ******** ** ***** **** ******* is manufactured (the
"PRODUCT FEES"). If Toshiba determines to ******** * ******* ** ******* *********** ******** ******** ***** ** ******* ** ****, upon Toshiba's request
PDF shall assist in assessing such facility's yield ramp methodologies and process transfer data if such facility is to receive ***** of the scheduled production of such Product. If PDF's services in designing new procedures (including without limitation development of test structures, TEGs, analysis models, or other similar services) are necessary to help achieve the targeted yield ** **** ***** *********** ******** ********* ******** shall not be covered by this Agreement but shall be provided pursuant to a separate agreement to be agreed upon between PDF and either Toshiba or the owner of such other facility. The Product Fees shall be calculated separately *** **** *********** ******** ** ***** **** Product is produced, provided that all *********** ********** with respect to which PDF provides services or advice under an agreement with PDF (including this Agreement) shall ************ ** ********** *** ******** ****
******** ********** for purposes of such calculation so long as PDF agrees to include such ******** as a part of such ****************. No Product Fees shall be payable with respect to any ******** ***** ** ** ************ ***** *****
***** ******** ******** *** **** **** ***** ** *** ***** ****** ** ***** ** ****
Product produced. In making such calculations and paying such amounts, the foregoing terms (and certain other terms) are defined as follows:

                  "AVERAGE UNIT SALES PRICE" for any Product during any Quarter shall mean the Net Sales of such Product during such Quarter divided by the total number of units of such Product sold during such Quarter which comprise such Net Sales.

                  "BASE NUMBER OF SHIPPABLE DIE PER WAFER" for any Product during any Quarter shall mean a number of die per wafer to be determined by agreement between PDF and Toshiba. With respect to the **************, Base Number of Shippable Die Per Wafer shall initially be **** shippable die per wafer (based on a die size of ***** square millimeters or smaller), subject to adjustment pursuant to a ramp schedule to be mutually agreed upon in writing between Toshiba and PDF before *************. Such ramp schedule shall adjust the Base Number of Shippable Die per Wafer no more frequently than quarterly. For each other Product, within 30 days following the first tape out of such Product, PDF and Toshiba shall meet and agree upon what shall constitute such Base Number of Shippable Die per Wafer for such Product. The adjustments to the Base Number of Shippable Die per Wafer established in the ramp schedule for the ******** Product and with respect to any other Product shall be mutually agreed upon and shall be based upon analysis of the following factors: (a) the defect limited yield used from Toshiba's targets; (b) an estimation of the parametric yield based on static timing analysis and other design factors; (c) an estimation of the typical



                                     SOW-7
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                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                  systematic yield based on Toshiba and industry typical yield improvement rates for systematic yield; and (d) the profitability of the Product. The Base Number of Shippable Die Per Wafer for any Product shall be the same for all fabrication facilities.

                  "FIRST QUALIFYING MONTH" for any Product shall mean the calendar month beginning on the later of (a) the first day of the calendar month immediately following the calendar month in which Mass Production units of such Product are first sold to Customers (unless such first sale occurs on the first day of a calendar month in which case the First Qualifying Month shall commence on the date of such first sale) or (b)
                  **************.

                  "FUNCTIONAL TESTS AND PERFORMANCE SPECIFICATIONS" for any Product shall mean the functional tests and performance specifications at wafer probe test and at die sort test, as the case may be, as are specified for qualification by the client of Toshiba with respect to such Product, or such other less stringent functional tests and performance specifications that such client shall accept, or such other functional tests and performance specifications as are otherwise mutually agreed upon by Toshiba and PDF.

                  "NET SALES" for any Product during any Quarter shall mean the actual gross sales of such Product (a) by Toshiba to any customer, distributor or other third party; and (b) by any such customer, distributor or other third party which is controlling, controlled by or under common control ("AFFILIATED") with Toshiba to any other person; during such Quarter, less returns of such Product during such Quarter. Any sales by an affiliated customer, distributor or other third party shall be reduced by the amount paid for such product to Toshiba by such affiliated customer, distributor or other third party under clause (a) above so as to avoid double counting of sales by such parties. Such amounts shall be determined in accordance with generally accepted accounting principles consistently applied. All persons to whom sales of Products are made under clauses (a) and (b) above or otherwise are collectively referred to as "CUSTOMERS."

                  "MASS PRODUCTION" units shall mean units of a Product that are sold to Customers in mass commercial quantities for use in commercial systems (and not merely for evaluation) or otherwise than for commercial use.

                  "NUMBER OF QUALIFYING UNITS" for any Product during any Quarter shall mean the amount, if any, by which (a) the total number of units of such Product which are produced during such Quarter which meet the Functional Tests and Performance Specifications for such Product upon completion of the die sort test (hereinafter referred to as "PRODUCED"), exceeds (b) the Base Number of Shippable Die Per Wafer for such Product during such Quarter multiplied by the total number of wafers from which die for such Product are produced during such Quarter. (This explicitly excludes zero-yielding wafers since zero-yielding wafers are indicative of operational problems like equipment malfunctions or



                                     SOW-8
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                  misprocessing; not process or design related problems which PDF has the ability to affect.)

                  "QUARTER" with respect to any Product shall mean each successive three month period commencing on the later of *************** or the First Qualifying Month for such Product.

        Amount of Product Fee. The Product Fee for each Product shall be calculated with respect to each Quarter and shall equal the product of:

                        (a) the product fee multiplier of ******, multiplied by,

                        (b) the Average Unit Sales Price for such product in such Quarter, multiplied by,

                        (c)     the Number of Qualifying Units in such Quarter.

        The Product Fee for all Products at all fabrication facilities shall collectively not exceed *********** in the aggregate.

        Calculation of Product Fee. The Product Fee for each Product (as defined in the first paragraph in Paragraph (a) of this Statement of Work above) will be calculated with respect to each such Product for each Quarter commencing with the First Qualifying Month for such Product, and for each additional Quarter thereafter for an aggregate of *** consecutive Quarters (or *** months) (each, the "PRODUCT PAYMENT PERIOD"). The First Qualifying Month and the Product Payment Period shall be calculated separately for each separate Product (as defined above). In the event of a suspension in the production of such Product or the reduction of quantities of production of such Product to less than Mass Production quantities for any reason, the Product Payment Period for which the Product Fee is being calculated and the calculation of the Base Number of Die Per Wafer shall be extended for a period of time equal to the period during which production is suspended or such commercial quantities are not being produced. Notwithstanding the foregoing, no Product Payment Period shall extend beyond, and no Product Fee shall be calculated or payable with respect to any period after, ****************.

        Payment of Product Fee. The Product Fee will be paid for each Product with respect to each successive Quarter commencing with the Quarter beginning with the First Qualifying Month and continuing through the end of the Product Payment Period. Toshiba will make such payment to PDF within forty-five (45) days following the last day of each such Quarter with respect to which the Product Fee is determined. Payment will be delivered in accordance with the provisions of Section 2.3 of the Agreement.

        Verification. Within thirty (30) days following the end of each Quarter, Toshiba will provide PDF with a report containing the following information with respect to each Product during such Quarter:

                        (a)     the "Net Sales";



                                     SOW-9
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                        (b) the total number of units sold which comprise such Net Sales;

                        (c)     the "Average Sales Price;"

                        (d) the total number of units which are produced during such Quarter which meet the applicable Functional Tests and Performance Specifications upon completion of the wafer probe test;

                        (e)     the "Base Number of Shippable Die Per Wafer;"

                        (f) the total number of wafers from which Mass Production Units are produced during such Quarter; and

                        (g)     the "Number of Qualifying Units."

        Upon the reasonable request of PDF but no more often than once in any year, PDF may have its independent auditors inspect the accuracy of Toshiba's reports. If there are inconsistencies found in PDF's favor, Toshiba agrees to pay the difference within thirty (30) days of the finding. Any information contained in the report and the results of the inspection shall be considered Confidential Information under Section 6 of the Agreement.

        (iv)    EXPENSES.

        Toshiba will reimburse PDF for all Expenses incurred by PDF in performing the services, delivering the Deliverables and fulfilling its obligations under the Project. The Expenses will be billed to Toshiba at PDF's cost and will not exceed an average of ******** per calendar quarter without the written consent of Toshiba. PDF will submit to Toshiba invoices specifying the Expenses and Toshiba will pay the Deliverable Fees within thirty (30) days following the date of the invoice. Invoices will be submitted to Toshiba no more frequently than a monthly basis. Payments of invoices for PDF's expenses will be made in accordance with the provisions of Section 2.2 of the Agreement. Notwithstanding the foregoing if PDF is entitled to receive reimbursement of the same travel, lodging and other similar expenses from both Toshiba and other customers, then PDF will allocate any expenses that are for the benefit of both Toshiba and such other customers, among Toshiba and such other customers on a basis that PDF shall determine is fair, just and equitable to Toshiba and such other customers taking into account all relevant factors.

        (v)     VERIFICATION.

        Toshiba will provide PDF access to all other relevant information and documentation (or will provide PDF with copies of all relevant documentation) necessary to confirm and verify the Deliverables Fees, the Incentive Fee and Product Fees payable to PDF hereunder.




                                     SOW-10
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                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                                              PROJECT: TOSHIBA -
                                                          **********************
                                                          **********************

                                 AMENDMENT NO. 1
                                       TO
                        TECHNOLOGY COOPERATION AGREEMENT


        This Amendment No. 1 to the Technology Cooperation Agreement (the "AMENDMENT") is made as of the ************************ by and between Toshiba Corporation, a corporation organized under the laws of Japan ("TOSHIBA") having its principal place of business at 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, and PDF Solutions, Inc., a corporation organized under the laws of California ("PDF") having its principal place of business at 333 West San Carlos Street, Suite 1200, San Jose, California, U.S.A.

                                    RECITALS

        WHEREAS, on ****************, Toshiba and PDF entered into a Technology Cooperation Agreement (the "AGREEMENT") relating to the provision of services by PDF to Toshiba.

        WHEREAS, the Agreement contained a Statement of Work which detailed the specific obligations of PDF and Toshiba with respect to the Project; and

        WHEREAS, the schedule for the mass production of the products covered by the Agreement has been delayed by certain circumstances, and the parties desire to amend the Statement of Work to change the terms and conditions relating to the Incentive Fee and the Product Fee sections in the Statement of Work to more accurately reflect the parties' intentions.

        NOW THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

        1. Definitions. All capitalized terms unless defined elsewhere in this Amendment shall have the meanings ascribed to them in the Agreement

        2. Statement of Work. Paragraphs (e)(ii) and e(iii) of the Statement of Work are hereby amended and restated their entirety as follows:

        "(ii) INCENTIVE FEE. PDF shall deliver to Toshiba analysis reports and shall work with Toshiba with the objective of enabling Toshiba to achieve the First, Second and Third Incentive Target Yield (each as defined below) (collectively, the "INCENTIVE TARGET YIELDS"). Upon Toshiba achieving any of the First, Second or Third Incentive Target Yields, Toshiba shall pay PDF the First, Second or Third Incentive Fee (each as defined below), respectively, which Fees shall total ******** (collectively, the "INCENTIVE FEES"). The Incentive Fees and Incentive Target Yields shall be determined as follows:


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        (a) FIRST INCENTIVE FEE. Toshiba shall pay PDF ******** (the "FIRST INCENTIVE FEE") upon achieving a yield of *** shippable die (based on a die size of **** square millimeters or smaller) on any single wafer of the *********** Product produced and meeting the Functional Tests and Specifications (as defined below) measured at wafer probe test at any time on or prior to ************ (the "FIRST INCENTIVE TARGET YIELD");

        (b) SECOND INCENTIVE FEE. Toshiba shall pay PDF ******** (the "SECOND INCENTIVE FEE") upon achieving an average yield of ****** shippable die per wafer (based on a die size of **** square millimeters or smaller), on any single lot of wafers of the ******** Product meeting the Functional Tests and Specifications measured at wafer probe test or prior to ************* (the "SECOND INCENTIVE TARGET YIELD"); and

        (c) THIRD INCENTIVE FEE. Toshiba shall pay PDF ******** (the "THIRD INCENTIVE FEE") upon achieving an average yield of **** shippable die per wafer (based on a die size of **** square millimeters or smaller), over all lots (excluding lots deemed adversely affected by material operational errors such as equipment malfunctions, misprocessing (such as operating the recipe not in accordance with the specifications) and other similar reasons) of the ************* Product meeting the Functional Tests and Specifications measured at final test for which production is completed during any two-week period of Mass Production commencing on or prior to ************* (the last date that two weeks of Mass Production can be completed to achieve the Third Incentive Fee is referred to as the "INCENTIVE FEE DATE") (the "THIRD INCENTIVE TARGET YIELD");

        provided, however, that no Incentive Target Yield shall be considered achieved and Toshiba shall have no obligation to pay the Incentive Fee corresponding to achievement of such Incentive Target Yield unless Toshiba shall have achieved (in the manner provided above) such Incentive Target Yield on or prior to the Incentive Fee Date. In the event the Functional Tests and Specifications for the ************* Product change then the respective Incentive Target Yields will be appropriately adjusted to account for the change in specifications.

        Upon commencement of Mass Production of the ************* Product Toshiba will provide PDF with regular, ongoing data as to the yield on the wafers for such Product on a periodic basis to enable PDF to assess each Incentive Target Yield. Upon achievement of each Incentive Target Yield, Toshiba will notify PDF and PDF will submit to Toshiba an invoice for the respective Incentive Fee. Toshiba shall pay each Incentive Fee within thirty (30) days following the date of the invoice. Payment shall be made in accordance with the provisions of Section 2.2 of the Agreement.

        PDF's failure to deliver the materials necessary to enable Toshiba to achieve the Incentive Target Yields referenced above on or prior to the respective Incentive Fee Dates shall not constitute a basis for termination of the Agreement under Section 4 of the Agreement.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        (iii) PRODUCT FEES. Toshiba will pay PDF a separate Quarterly fee with respect to each separate Product (as defined in the first paragraph in Paragraph
(a) of this Statement of Work above) manufactured at each Toshiba and each other fabricator's facility at which such Product is manufactured (the "PRODUCT FEES"). If Toshiba determines to *****************************************
****************************************************************************
****************************************************************************
****************************************************************************
************. If PDF's services in designing new procedures (including without limitation development of test structures, TEGs, analysis models, or other similar services) are necessary to help achieve the targeted yield ************* ******************** then such services shall not be covered by this Agreement but shall be provided pursuant to a separate agreement to be agreed upon between PDF and **************************************************. The Product Fees
shall be calculated separately for ************************* at which such Product is produced, provided that all fabrication facilities with respect to which PDF provides services or advice under an agreement with PDF (including this Agreement) shall collectively be considered one facility (the "PRIMARY FACILITY") for purposes of such calculation so long as PDF agrees to include such facility as a part of such Primary Facility. No Product Fees shall be payable with respect to any facility owned by an unaffiliated third party which facility accounts for less than 25% of the total number of units of such Product produced. In making such calculations and paying such amounts, the foregoing terms (and certain other terms) are defined as follows:

                "AVERAGE NUMBER OF SHIPPABLE DIE PER WAFER" for any Product during any Quarter shall mean the average number of shippable die per wafer (based on a die size of **** square millimeters or smaller), over all lots (excluding engineering lots and lots deemed adversely affected by material operational errors such as equipment malfunctions, misprocessing (such as operating the recipe not in accordance with the specifications) and other similar reasons) of such Product during such Quarter meeting the Functional Tests and Specifications measured at final test for which production is completed during such Quarter.

                "BASE NUMBER OF SHIPPABLE DIE PER WAFER" for any Product during any Quarter shall mean a number of die per wafer to be determined by agreement between PDF and Toshiba.

        (a) With respect to the ******** Product, Base Number of Shippable Die Per Wafer shall initially be **** shippable die per wafer in the Quarter commencing ******** through **************, *** shippable die per wafer in the Quarter commencing *************** through ****************** and *** shippable die per wafer in the Quarter commencing ************* through ************** and thereafter (based on a die size of **** square millimeters or smaller).

        (b) With respect to the Base Number of Shippable Die Per Wafer for the ******* Product, the Base Number of Shippable Die per Wafer shall be

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                mutually agreed upon by the parties within *** days of the date of execution of the Amendment.

        (c) For each other Product, within *** days following the first tape out of such Product, PDF and Toshiba shall meet and agree upon what shall constitute such Base Number of Shippable Die per Wafer for such Product. The adjustments to the Base Number of Shippable Die per Wafer established in the ramp schedule for the ************ Product and with respect to any other Product shall be mutually agreed upon and shall be based upon analysis of the following factors: **************************************
                ************************************************************
                ************************************************************
                ************************************************************
                ************************************************************
                ************************************************************
                ************************************************************
                ************************************************************

                 "CURRENT WAFER PRICE" shall mean the following:

        (a) With respect to ************* Products, the "Current Wafer Price" in the Quarter commencing ************ though ************** shall be ********. Such price shall be reduced by ******** percent in the Quarter commencing ************* through ***********. On a quarterly basis thereafter determined one week prior to the commencement of such Quarter, the price will be adjusted to reflect then current market prices for such wafers and other relevant market conditions, provided that such reductions shall not exceed ************ percent in any consecutive 12-month period. If market prices for such wafers vary more than plus or minus ************ in any consecutive 12-month period, the parties agree to re-examine the prices and to make alterations accordingly, as mutually agreed upon.

        (b) With respect to ******** Products, the "Current Wafer Price" in the Quarter commencing ******** though ******** shall be ********. Such price shall be reduced by ******** percent in the Quarter commencing ************ through **************. On a quarterly basis thereafter determined one week prior to the commencement of such Quarter, the price will be adjusted to reflect then current market prices for such wafers and other relevant market conditions, provided that such reductions shall not exceed ************ percent in any consecutive 12-month period. If market prices for such wafers vary more than plus or minus ************ in any consecutive 12-month period, the parties agree to re-examine the prices and to make alterations accordingly, as mutually agreed upon.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                        "FIRST QUALIFYING MONTH" for any Product shall mean the
                calendar month beginning on the later of (a) the first day of the calendar month immediately following the calendar month in which Mass Production units of such Product are first sold to Customers (unless such first sale occurs on the first day of a calendar month, the First Qualifying Month shall commence on the date of such first sale) or (b) ************.

                        "FUNCTIONAL TESTS AND PERFORMANCE SPECIFICATIONS" for
                any Product shall mean the functional tests and performance specifications at wafer probe test, at die sort test and at final test, as the case may be, as are specified for qualification by the client of Toshiba with respect to such Product, or such other less stringent functional tests and performance specifications that such client shall accept, or such other functional tests and performance specifications as are otherwise mutually agreed upon by Toshiba and PDF.

                        "MASS PRODUCTION" units shall mean units of a Product
                that are sold to Customers in mass commercial quantities for use in commercial systems (and not merely for evaluation) or otherwise than for commercial use, and/or when the final mark set has been approved for mass production.

                        "QUARTER" with respect to any Product shall mean each
                successive three month period commencing on the later of ************* or the First Qualifying Month for such Product.

        Amount of Product Fee. The Product Fee for each Product shall be calculated with respect to each Quarter and shall equal the product of:

                        (a) the Current Wafer Price for such Product during such Quarter multiplied by *****;

                        (b)     multiplied by *****;

                        (c) multiplied by the difference determined by (x) the quotient of the Average Number of Shippable Die per Wafer divided by the Base Number of Shippable Die per Wafer for such Product during such Quarter minus (y) one (1);

                        (d) multiplied by the number of Mass Production wafers for such Product during such Quarter.

        The Product Fee for all Products at all fabrication facilities shall collectively not exceed ******** in the aggregate.

        Calculation of Product Fee. The Product Fee for each Product (as defined in the first paragraph in Paragraph (a) of this Statement of Work above) will be calculated with respect to each such Product for each Quarter commencing with the First Qualifying Month for such

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


Product, and for each additional Quarter thereafter for an aggregate of 8 consecutive Quarters (or 24 months) (each, the "PRODUCT PAYMENT PERIOD"). The First Qualifying Month and the Product Payment Period shall be calculated separately for each separate Product (as defined above). In the event of a suspension in the production of such Product or the reduction of quantities of production of such Product to less than Mass Production quantities for any reason, the Product Payment Period for which the Product Fee is being calculated and the calculation of the Base Number of Die Per Wafer shall be extended for a period of time equal to the period during which production is suspended or such commercial quantities are not being produced. Notwithstanding the foregoing, no Product Payment Period shall extend beyond, and no Product Fee shall be calculated or payable with respect to any period after, ************.

        Payment of Product Fee. The Product Fee will be paid for each Product with respect to each successive Quarter commencing with the Quarter beginning with the First Qualifying Month and continuing through the end of the Product Payment Period. Toshiba will make such payment to PDF within *** days following the last day of each such Quarter with respect to which the Product Fee is determined. Payment will be delivered in accordance with the provisions of
Section 2.3 of the Agreement.

        Verification. Within thirty (30) days following the end of each Quarter, Toshiba will provide PDF with a report containing the following information with respect to each Product during such Quarter:

                (a) the Average Number of Shippable Die per Wafer (including method of calculating such number);

                (b) the total number of units which are produced which meet the applicable Functional Tests and Performance Specifications upon completion of the wafer probe test; and

                (c) the total number of Mass Production wafers produced.

        Upon the reasonable request of PDF but no more often than once in any year, PDF may have its independent auditors inspect the accuracy of Toshiba's reports and the underlying data. If there are inconsistencies found in PDF's favor, Toshiba agrees to pay the difference within thirty (30) days of the finding. Any information contained in the report and the results of the inspection shall be considered Confidential Information under Section 6 of the Agreement.

        3. Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constitute one instrument.

                            [SIGNATURE PAGE FOLLOWS]

        The parties hereto have executed this Amendment as of the date first set forth above.



PDF SOLUTIONS, INC.                          TOSHIBHA



By: /s/ John K. Kibarian                     By:    /s/ Shigen Komats
    -----------------------------                   ---------------------------
    Title:  President & CEO                  Title: Vice President
                                                    Micro & Custom LSI Division
                                                    Semiconductor Company